Precision Vascular Robotics Corindus Vascular Robotics (CVRS) Overview November 2015 Exhibit 99.1

FORWARD LOOKING STATEMENTS THIS PRESENTATION CONTAINS “FORWARD-LOOKING STATEMENTS” (AS SUCH TERM IS DEFINED IN SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND INFORMATION RELATING TO THE COMPANY, THAT ARE BASED ON THE CURRENT BELIEFS OF, AND ASSUMPTIONS MADE BY OUR MANAGEMENT AND THE INFORMATION CURRENTLY AVAILABLE TO OUR MANAGEMENT. FORWARD-LOOKING STATEMENTS RELATE TO EXPECTATIONS CONCERNING MATTERS THAT ARE NOT HISTORICAL FACTS. WORDS SUCH AS "ANTICIPATE," "BELIEVE," "ESTIMATE," "EXPECT," "INTEND," "PLAN," "PREDICT," "OPINION," "WILL" AND SIMILAR EXPRESSIONS AND THEIR VARIANTS, ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS INCLUDE, BUT ARE NOT LIMITED TO STATEMENTS RELATED TO OUR EXPECTED BUSINESS, PRODUCTS, ADOPTION OF ROBOTIC MEDICAL PROCEDURES, RESULTS OF OPERATIONS, FUTURE FINANCIAL CONDITION, ABILITY TO INCREASE OUR REVENUES, FINANCING PLANS AND CAPITAL REQUIREMENTS, OR COSTS OF REVENUE, EXPENSES, POTENTIAL TAX ASSETS OR LIABILITIES, EFFECT OF RECENT ACCOUNTING PRONOUNCEMENTS, CASH FLOWS AND ABILITY TO FINANCE OPERATIONS FROM CASH FLOWS, AND SIMILAR MATTERS. THESE FORWARD-LOOKING STATEMENTS SHOULD BE CONSIDERED IN LIGHT OF VARIOUS IMPORTANT FACTORS, INCLUDING, WITHOUT LIMITATION, THE IMPACT OF GLOBAL AND REGIONAL ECONOMIC AND CREDIT MARKET CONDITIONS ON HEALTH CARE SPENDING; HEALTH CARE REFORM LEGISLATION IN THE UNITED STATES AND ITS IMPACT ON HOSPITAL SPENDING, REIMBURSEMENT AND FEES WHICH WILL BE LEVIED ON CERTAIN MEDICAL DEVICE REVENUES, DECREASES IN HOSPITAL ADMISSIONS AND ACTIONS BY PAYERS TO LIMIT OR MANAGE SURGICAL PROCEDURES TIMING AND SUCCESS OF PRODUCT DEVELOPMENT AND MARKET ACCEPTANCE OF DEVELOPED PRODUCTS, PROCEDURE COUNTS; REGULATORY APPROVALS, CLEARANCES AND RESTRICTIONS; GUIDELINES AND RECOMMENDATIONS IN THE HEALTH CARE AND PATIENT COMMUNITIES, INTELLECTUAL PROPERTY POSITIONS AND LITIGATION, COMPETITION IN THE MEDICAL DEVICE INDUSTRY AND IN THE SPECIFIC MARKETS OF SURGERY IN WHICH WE OPERATE, THE INABILITY TO MEET DEMAND FOR PRODUCTS, THE RESULTS OF LEGAL PROCEEDINGS TO WHICH WE ARE OR MAY BECOME A PARTY, PRODUCT LIABILITY AND OTHER LITIGATION CLAIMS, ADVERSE PUBLICITY REGARDING OUR COMPANY AND SAFETY OF OUR PRODUCTS AND THE ADEQUACY OF TRAINING; OUR ABILITY TO EXPAND IN FOREIGN MARKETS; AND OTHER RISK FACTORS. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH ARE BASED ON CURRENT EXPECTATION AND ARE SUBJECT TO RISKS, UNCERTAINTIES; AND ASSUMPTIONS THAT ARE DIFFICULT TO PREDICT, INCLUDING THOSE RISK FACTORS DESCRIBED IN THE COMPANY’S PROSPECTUS FILED IN CONJUNCTION WITH AN S-1 REGISTRATION STATEMENT ON MAY 26, 2015. OUR ACTUAL RESULTS MAY DIFFER MATERIALLY AND ADVERSELY FROM THOSE EXPRESSED IN ANY FORWARD-LOOKING STATEMENTS. WE UNDERTAKE NO OBLIGATION TO PUBLICLY UPDATE OR RELEASE ANY REVISIONS TO THESE FORWARD-LOOKING STATEMENTS EXCEPT AS REQUIRED BY LAW. NOT AN OFFER

Corindus Growth Platform

Interventional robotics leadership

- CorPath® System: **Only FDA cleared** robotic-assisted percutaneous coronary intervention ("PCI") system
- PCI is a **high volume, (~933k)**, US medical robotics **procedure opportunity**; long growth runway
- Cath Lab **occupational hazards concerns** and awareness are growing
- CorPath **precision** can leading to better outcomes
- Growing installed base at strategic sites
- Expanding sales team and building funnel across US



Protection
Staff Safety
New Standard of Care
Precision
Clinical Outcomes
Promotion
Hospital Growth

3

Strong Leadership Team Experience in the cardiovascular field David Handler President & CEO David Long VP Finance, CFO Gary Lickovitch VP Sales & Service Management

CorPath Robotic PCI Cath Lab Procedure Innovation CorPath® Robotic-assisted PCI 1986 First Stent Procedure Today Procedure Unchanged >> Critical unmet interventional procedure challenges Innovation historically focused on stents and delivery systems Traditional PCI not optimized to required levels of complexity, dexterity and precision The CorPath System offers: Physicians/Staff – radiation and orthopedic safety and robotic precision Patients – potential to improve clinical outcomes Hospitals - differentiation

Vascular Robotics Market CorPath platform potential to expand vascular indications Peripheral (1.5M Procedures) Corindus IP and Technology Neuro Coronary Peripheral Structural

Corindus Market Opportunity

Corindus Vascular Robotics

$4.5B FY2018 market estimate[2]

		New Systems ($, mm)	Consumables ($, mm)	Service ($, mm)	Total Revenue Opportunity ($, mm)
US	PCI	$244	$513	$122	$879
	Non-PCI	$218	$862	$109	$1,190
	US subtotal	*$462*	*$1,375*	*$231*	***$2,068***
OUS	PCI	$256	$757	$128	$1,141
	Non-PCI	$229	$1,006	$115	$1,350
	OUS subtotal	*$485*	*$1,763*	*$243*	***$2,491***
Worldwide opportunity		$947	$3,138	$474	**$4,559**

- New System Sales annual market opportunity based on 5-year replacement cycle in 5,430 US labs and 8,150 OUS labs, at a blended average price per system of $350,000. Prices vary by procedure type and geography.
- Non-PCI procedure types are Peripheral Vascular[1], Neurointerventional and Structural Heart.
- Consumables annual sales based on year 2018 estimated PCI annual procedure volume of 933,000 in the US and 1,800,000 OUS, and non-PCI annual procedure volumes of 1,200,000 in the US and 1,800,000 OUS, at an average selling price of $550 per CorPath cassette.[2]
- The annual service revenue opportunity of $474mm is based on blended average price of $35,000 per annual service contract.
- Model does not account for custom Corindus catheter devices, or OUS opportunities beyond Europe, Japan and China, which could significantly expand market opportunity.

[1] Peripheral Vascular includes lower limb, carotid, renal, iliac and AAA (abdominal aortic aneurysm) procedures
[2] Market opportunity assessment based on market research reports and Corindus estimate

7

Product Overview

CorPath Robotic-Assisted PCI System

Simple to Install and Easy to Learn CorPath Installation The CorPath system fits in any cath lab and is compatible with all fluoroscopy systems; Philips, GE, Siemens, Toshiba. No construction is required. Several electronic cables are used to connect the bedside with the cockpit for robotics and imaging. Typical installation is one day. The CorPath cockpit is on wheels and can be moved within the room. Customer Training Initial site training is completed in approximately four hours. Training includes both physicians and cath lab staff. Often the first commercial case is performed within a few days of initial installation.

Today’s Cath Lab Challenges Staff Safety and Health is at Risk The cath lab is a dangerous environment for workers Radiation exposure à cancer and cataract risk Ergonomic Strain à orthopedic injury and chronic pain Procedure Outcomes Not Optimal Difficulty viewing angiography standing at bedside Inconsistent visual assessment of length and location Variations in manual skill limits deployment accuracy Hospital Economics Are Inefficient Above factors lead to: Increased stent usage Costly complications Restenosis/revascularization Highly competitive market for PCI procedures Increasing CMS outpatient PCI reimbursement rates in 2015 Foreshortened coronary angiogram Traditional angioplasty

Lab ergonomics create awkward working positions Lead protection exacerbates stress loading – pressures up to 300 psi on discs propagating “interventionalist disc disease” High radiation exposure – increased risk of brain tumor, leukemia/lymphoma, cataracts Safety in a Hazardous Environment Reduce radiation exposure, orthopedic injury and pain Radiation shielded work station reduces exposure from head to toe Improved ergonomics - work from a seated position No need to wear lead while in cockpit - reduced stress and fatigue Corindus-sponsored PRECISE study demonstrated 95.2% median reduction in physician radiation exposure Traditional PCI CorPath Robotic PCI

Escalating Awareness of Risks Accelerating publication frequency ORSIF, February 2015 JACC Interventions, April 2015 JACC, March 2015 CCI, April 2015 CCI, February 2015

Occupational Risks in the Cath Lab

Corindus Vascular Robotics

Radiation and orthopedic injury

- Brain tumors
  - Reported brain tumors are predominately left-side amongst interventionalists[1]
- Orthopedic injuries[2,4]
  - 60% incidence of spine issues after 21 years in practice
  - 42% incidence of spine problems - General population average rate - 2.3%
  - 33% miss work due to orthopedic issues
- Cataracts
  - 50% have significant posterior subcapsular lens changes.[3]



86%
Left-sided
Right-sided
14%



60% incidence of spine issues
for Interventionalist practicing over 21 years[4]

[1] Roguin A. Radiation hazards to interventional cardiologists: A report on increased brain tumors among physicians working in the cath lab. SOLACI 2014; April 23, 2014; Buenos Aires, Argentina.
[2] Gregory Dehmer et al., Occupational Hazards for Interventional Cardiologists, The Society for Cardiovascular Angiography and Interventions, 68 Catheterization andCardiovascular Interventions 974, 975 (2006), http://www.scai.org/asset.axd?id=c01541b7-66c2-46a4-940e-e2a55e71e5bc&t=633945866505100000
[3] E. Vano, et al. *Radiation-associated lens opacities in catheterization personnel: results of a survey and direct assessments.* 24 Journal of Vascular Interventional Radiology 2: 197-204 (2013).
[4] Goldstein JA, Balter S, Cowley M et al. Occupational hazards of interventional cardiologists: prevalence of orthopedic health problems in contemporary practice. Catheter Cardiovasc Interv 2004; 63:407-211. 15558765

14

Traditional PCI vs. CorPath® Robotic PCI

Corindus
Vascular Robotics

Enhanced procedure may improve outcomes, economics and safety



Traditional PCI	PCI steps	CorPath Robotic PCI
Struggle to see angiography	Assess Anatomy	Close proximity ergonomic visualization
Trial & error, wire spinning	Navigate	Precise 'Point & Shoot' predictability
'Eyeball' estimate	Measure Anatomy	Robotic-assisted sub-mm Measurement
Manual adjustment	Position Stent	1mm precise positioning
Devices loose during inflation	Deploy Stent	Fixated devices during deployment



Open Architecture System

- Compatible with off-the-shelf guide wires, balloons and stents from Medtronic, Abbott, BSC etc.

15

Inaccurate lesion assessment ~65% physicians select stent length based on visual estimation alone1 51% of physicians underestimated lesion length2 Inaccurate estimate lead to sub-optimal PCI procedure and can cause LGM Longitudinal Geographic Miss (LGM) correlates with higher TVR STLLR trial demonstrated high incidence of LGM3 Published Journal American College of Cardiology; 1,557 patients, 41 US hospitals; 1 year follow up 47.6%* of patients had LGM stent placements LGM leads to 2.3x incidence of TVR 1 65% according to an online survey, Junicon market research 2012 – 113 interventional cardiologists. Study sponsored by Corindus Inc. 2 Campbell, P. T et al (2015), Interoperator and intraoperator (in)accuracy of stent selection based on visual estimation. Catheterization and Cardiovascular Intervention.  doi: 10.1002/ccd.2578 , Study sponsored by Corindus Inc. 3Costa M., et al. Impact of Stent Deployment Procedural Factors on Long-Term Effectiveness and Safety of Sirolimus-Eluting Stents. Am J Cardiol, 101(12):1704-11 2008 *Analyzable data set included 1419 patients (required LGM and AGM data) Precision Matters in PCI How does precision impact patients? Target Vessel Revascularization (“TVR”) = Repeat PCI or worse! (increased patient risk and cost implications) Longitudinal Geographic Miss (LGM)

Nikolsky E, Pucelikova T, Mehran R, et al. An Evaluation of fluoroscopy time and correlation with outcomes after percutaneous coronary intervention. J Invasive Cardiol, 2007, 19: 208-213 Weisz G, et al. Safety and Feasibility of Robotic Percutaneous Coronary Intervention. J American College of Cardiol, 2013, Vol 61, No. 15: 1596-1600 Core lab assessment of Longitudinal Geographic Miss on PRECISE dataset, data on file, Corindus Inc. PRECISE2 study showed compared to Nikolsky1: 9% fewer stents 16% reduction in fluoro time 40% less contrast used PRECISE study showed 12% LGM vs. 48% in STLLR3 Nikolsky et al, 2007 [1] Fluoro time  ≤23 min (N=7,242 pts) PRECISE study[2] (N=164 pts) Age 63.9 ±11.8 64.1±10.0 Lesion length (mm) 12.8 ± 6.7 13.4± 4.0 Number of Stents 1.20 ± 0.83 1.1 ± 0.34 Fluoroscopy time (min) 12.7 ± 5.1 10.6 ± 6.2 Contrast Volume (ml) 242 ± 100 144.2 ±70 PRECISE vs. Historical Data Compares CorPath robotic vs. historical PCI procedure

Clinical Evidence – Precision Matters Peer reviewed publication highlights Continued Investment in Clinical Data Post PRECISE sub-analysis PRECISION registry post market data collection and analysis vs. manual procedures Concurrent studies to prove procedure benefits of CorPath robotic precision vs. manual procedures Reduced LGM Measurement accuracy Visualization Stent utilization Contrast utilization Radiation exposure

Commercial Strategy

Sales Strategy Increasing field team to 20 in 2015 System Sales Team Experienced vascular interventional sales professionals – System ‘hunters’ Sales process initiates with Interventional Cardiologist champion, then progresses through hospital administration Leveraging both capital purchase and utilization models to accelerate sales Focused on largest market areas Clinical Sales Team Experienced interventional procedure/device sales – procedure ‘builders’ Initial site training and program launch Drive procedures and cassette sales, in depth account focus. Cath lab presence. Continuous use and adoption by new physician and staff users Integrated sales and clinical field team focused on interventional cardiology leadership.

Focused on Strategic Placements Targeting high-volume, influential IC centers Driving awareness We are in the early stages of our goal to change the paradigm of how PCI procedures are performed Engaging key opinion leaders is integral to building awareness and driving expansion of our platform Mayo Clinic partnership is a powerful example of our progress During Q3 installed CorPath system at the Mayo Clinic, one of the most prestigious hospitals in the country and a high volume PCI center Formed a joint robotic-assisted PCI research and clinical program with the Mayo Clinic to further improve patient care as well as physician and staff safety Physicians are already using CorPath to treat patients and we are initiating collaborative research projects Building strategic centers of excellence across the U.S.

Intellectual Property

Intellectual Property Overview Expanding on a strong foundation Continuous “Ring-fencing” all vascular robotics applications: 40 issued global patents 53 patents pending: broad application coverage Continuously building IP portfolio Pursuing the vascular space broadly Corindus IP covers remote control of two or more co-axial devices - a requirement for PCI and many vascular procedures

Financials

Key Financial Information Key Metrics* Cash, Cash Equivalents and Marketable Securities$50.3 million Debt** $9.0 million Basic Shares Outstanding118,559,200 Warrants Outstanding 5,207,379 Stock Options Outstanding 8,078,961 * As of September 30, 2015 ** Outstanding principal balance

Summary

Corindus Growth Platform

Interventional robotics leadership

- CorPath® System: **Only FDA cleared** robotic-assisted percutaneous coronary intervention ("PCI") system\
- Cath Lab **occupational hazards concerns** and awareness are growing
- $4.5B market opportunity; long **growth** runway
- Growing CorPath **strategic installed base** for commercial foundation and regional show sites
- Sales team expansion and funnel building across US
- Building technology and clinical experience for next application growth markets


Protection
Staff Safety
New Standard of Care
Precision
Clinical Outcomes
Promotion
Hospital Growth

27

Precision Vascular Robotics The New Standard of Care in Vascular Procedures About Corindus Vascular Robotics Corindus Vascular Robotics is a global technology leader in robotic-assisted percutaneous coronary interventions. The company’s CorPath System is the first medical device that offers interventional cardiologists PCI procedure control from an interventional cockpit. Visit us at www.corindus.com